CONTACTS: Arista Joyner Manager Corporate Communications T - (412) 433-3994 E - AEjoyner@uss.com	Kevin Lewis Vice President Finance T - (412) 433-6935 E - KLewis@uss.com	NEWS RELEASE

FOR IMMEDIATE RELEASE:

U. S. Steel Delivers Strong First Quarter 2023; Best for All® Strategy On-Track

•First quarter 2023 net earnings of $199 million, or $0.78 per diluted share
•First quarter 2023 adjusted net earnings of $195 million, or $0.77 per diluted share
•First quarter 2023 adjusted EBITDA of $427 million

PITTSBURGH, April 27, 2023 – United States Steel Corporation (NYSE: X) reported first quarter 2023 net earnings of $199 million, or $0.78 per diluted share. Adjusted net earnings was $195 million, or $0.77 per diluted share and excludes stock-based compensation expense of $8 million, net of taxes, or $0.03 per diluted share that had previously been reported in the North American Flat-Rolled segment and other one-time items detailed in the reconciliation of adjusted net earnings table. The exclusion of stock-based compensation expense was not contemplated at the time of our March 16, 2023 guidance press release. This compares to first quarter 2022 net earnings of $882 million, or $3.02 per diluted share. Adjusted net earnings for the first quarter 2022 was $910 million, or $3.11 per diluted share and excluded the impact of one-time items detailed in the reconciliation of adjusted net earnings table.
Commenting on the first quarter's performance, U. S. Steel President and Chief Executive Officer David B. Burritt said, “We delivered another strong quarter. Each of our operating segments exceeded expectations. We generated positive investable free cash flow of $25 million before supporting $582 million of high return strategic capital expenditures and continued direct returns in the quarter.”
Burritt continued, “Our focus on being the best partner for our customers through best operations has amplified the benefits of an improved market and more market share gains that we expect to continue through 2023. This momentum is expected to deliver even stronger second quarter results from higher steel prices."

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Burritt concluded, “In spite of inflationary pressures, we are pleased to report our strategic projects are on-track to meet or improve upon key milestones each quarter and deliver returns well above our weighted average cost of capital. We’ve begun cold commissioning critical components of our new non-grain oriented electrical steel line at Big River Steel to produce the first coil as planned later this summer. Big River 2, our new mini mill with even more capabilities, and our new galvanize/GALVALUME® line, remain on-track for 2024. Together, with our current Big River Steel footprint, we are creating the next generation of sustainable mini mill steelmaking in the U.S. and transforming our business model to generate more consistent cash flow to continue capability building and higher returns for our investors.”

Earnings Highlights
	Three Months Ended March 31,
(Dollars in millions, except per share amounts)	2023	2022
Net Sales	$4,470	$5,234
Segment earnings (loss) before interest and income taxes
Flat-Rolled	$(7)	$529
Mini Mill	12	278
U. S. Steel Europe	(34)	264
Tubular	232	77
Other	3	7
Total segment earnings before interest and income taxes	$206	$1,155
Other items not allocated to segments	(17)	(37)
Earnings before interest and income taxes	$189	$1,118
Net interest and other financial benefits	(61)	(10)
Income tax expense	51	246
Net earnings	$199	$882
Earnings per diluted share	$0.78	$3.02

Adjusted net earnings (a)	$195	$910
Adjusted net earnings per diluted share (a)	$0.77	$3.11
Adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) (b)	$427	$1,353
(a) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts. The prior year was retroactively adjusted to reflect the reclassification of stock-based compensation expense.

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The Company will conduct a conference call on the first quarter earnings on Friday, April 28, 2023, at 8:30 a.m. Eastern. To listen to the webcast of the conference call and to access the Company's slide presentation, visit the U. S. Steel website, www.ussteel.com, and click on the “Investors” section. Replay will be available on the website after 10:30 a.m. on April 28, 2023.

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UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)
	Three Months Ended March 31,
	2023	2022
OPERATING STATISTICS
Average realized price: ($/net ton unless otherwise noted) (a)
Flat-Rolled	1,012	1,368
Mini Mill	794	1,372
U. S. Steel Europe	909	1,109
U. S. Steel Europe (€/net ton)	847	988
Tubular	3,757	2,349

Steel shipments (thousands of net tons): (a)
Flat-Rolled	2,278	1,947
Mini Mill	659	507
U. S. Steel Europe	883	1,110
Tubular	131	128
Total steel shipments	3,951	3,692

Intersegment steel (unless otherwise noted) shipments (thousands of net tons):
Mini Mill to Flat-Rolled	83	89
Flat-Rolled to Mini Mill (pig iron)	29	—

Raw steel production (thousands of net tons):
Flat-Rolled	2,393	2,205
Mini Mill	759	601
U. S. Steel Europe	1,092	1,088
Tubular	171	156

Raw steel capability utilization: (b)
Flat-Rolled	74%	68%
Mini Mill	93%	74%
U. S. Steel Europe	89%	88%
Tubular	77%	70%

CAPITAL EXPENDITURES (dollars in millions)
Flat-Rolled	139	117
Mini Mill	563	211
U. S. Steel Europe	26	17
Tubular	12	4
Other Businesses	—	—
Total	$740	$349
(a) Excludes intersegment shipments.
(b) Based on annual raw steel production capability of 13.2 million net tons for Flat-Rolled, 3.3 million for Mini Mill, 5.0 million net tons for U. S. Steel Europe and 0.9 million for Tubular.

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UNITED STATES STEEL CORPORATION
CONDENSED STATEMENT OF OPERATIONS (Unaudited)
	Three Months Ended March 31,
(Dollars in millions, except per share amounts)	2023	2022
Net Sales	$4,470	$5,234

Operating expenses (income):
Cost of sales	3,953	3,823
Selling, general and administrative expenses	99	117
Depreciation, depletion and amortization	221	198
Loss (earnings) from investees	13	(36)
Asset impairment charges	4	6
Restructuring and other charges	1	17
Net gains on sale of assets	(2)	(2)
Other gains, net	(8)	(7)
Total operating expenses	4,281	4,116

Earnings before interest and income taxes	189	1,118
Net interest and other financial benefits	(61)	(10)

Earnings before income taxes	250	1,128
Income tax expense	51	246

Net earnings	199	882
Less: Net earnings attributable to noncontrolling interests	—	—
Net earnings attributable to United States Steel Corporation	$199	$882

COMMON STOCK DATA:
Net earnings per share attributable to United States Steel Corporation Stockholders
Basic	$0.87	$3.37
Diluted	$0.78	$3.02
Weighted average shares, in thousands
Basic	227,332	261,453
Diluted	257,447	293,267
Dividends paid per common share	$0.05	$0.05

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UNITED STATES STEEL CORPORATION
CONDENSED CASH FLOW STATEMENT (Unaudited)
	Three Months Ended March 31,
(Dollars in millions)	2023	2022
Increase (decrease) in cash, cash equivalents and restricted cash
Operating activities:
Net earnings	$199	$882
Depreciation, depletion and amortization	221	198
Restructuring and other charges	1	17
Pensions and other postretirement benefits	(41)	(60)
Deferred income taxes	38	121
Working capital changes	(47)	(462)
Income taxes receivable/payable	10	140
Other operating activities	(200)	(65)
Net cash provided by operating activities	181	771

Investing activities:
Capital expenditures	(740)	(349)
Proceeds from sale of assets	2	4
Other investing activities	—	(7)
Net cash used in investing activities	(738)	(352)

Financing activities:
Issuance of long-term debt, net of financing costs	—	4
Repayment of long-term debt	(10)	(6)
Common stock repurchased	(75)	(123)
Proceeds from government incentives	—	82
Other financing activities	(32)	(28)
Net cash used in financing activities	(117)	(71)

Effect of exchange rate changes on cash	8	(7)

Net increase in cash, cash equivalents and restricted cash	(666)	341
Cash, cash equivalents and restricted cash at beginning of year	3,539	2,600

Cash, cash equivalents and restricted cash at end of period	$2,873	$2,941

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UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)
	March 31,	December 31,
(Dollars in millions)	2023	2022
Cash and cash equivalents	$2,837	$3,504
Receivables, net	1,808	1,635
Inventories	2,541	2,359
Other current assets	362	368
Total current assets	7,548	7,866

Operating lease assets	134	146
Property, plant and equipment, net	8,875	8,492
Investments and long-term receivables, net	830	840
Intangible, net	467	478
Goodwill	920	920
Other noncurrent assets	766	716

Total assets	$19,540	$19,458

Accounts payable and other accrued liabilities	3,175	3,016
Payroll and benefits payable	388	493
Short-term debt and current maturities of long-term debt	91	63
Other current liabilities	361	387
Total current liabilities	4,015	3,959

Noncurrent operating lease liabilities	95	105
Long-term debt, less unamortized discount and debt issuance costs	3,901	3,914
Employee benefits	146	209
Deferred income tax liabilities	479	456
Other long-term liabilities	509	504
United States Steel Corporation stockholders' equity	10,302	10,218
Noncontrolling interests	93	93

Total liabilities and stockholders' equity	$19,540	$19,458

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UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET EARNINGS
	Three Months Ended March 31,
(In millions of dollars)	2023		2022
Net earnings and diluted net earnings per share attributable to United States Steel Corporation, as reported	$199	$0.78	$882	$3.02
Restructuring and other charges	1		17
Stock-based compensation expense (a)	11		16
VEBA asset surplus adjustment	(22)		—
Other charges, net	5		4
Adjusted pre-tax net earnings to United States Steel Corporation	194		919
Tax impact of adjusted items (b)	1		(9)
Adjusted net earnings and diluted net earnings per share attributable to United States Steel Corporation	$195	$0.77	$910	$3.11
Weight average diluted ordinary shares outstanding, in millions	257.4		293.3
(a) The prior year was retroactively adjusted to reflect the reclassification of stock-based compensation expense. The adjustment was $8 million and $12 million, net of taxes, for the three months ended March 31, 2023 and 2022, respectively.

(b) The tax impact of adjusted items for the three months ended March 31, 2023 is calculated using a blended tax rate of 24%. The tax impact of adjusted items for the three months ended March 31, 2022 is calculated using a blended tax rate of 25%.

Note: The reported net earnings attributable to U. S. Steel for the three months ended March 31, 2022 includes an income tax benefit of $7 million from the reversal of net valuation allowances. The item was presented as an adjustment to arrive at adjusted net earnings attributable to U. S. Steel in the prior period presentation. The reconciliation for the three months ended March 31, 2022 presented above has been recast to reflect the removal of the adjustment in accordance with Securities and Exchange Commission guidance.

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA
	Three Months Ended March 31,
(Dollars in millions)	2023	2022
Reconciliation to Adjusted EBITDA
Net earnings attributable to United States Steel Corporation	$199	$882
Income tax expense	51	246
Net interest and other financial benefits	(61)	(10)
Depreciation, depletion and amortization expense	221	198
EBITDA	410	1,316
Restructuring and other charges	1	17
Stock-based compensation expense (a)	11	16
Other charges, net	5	4
Adjusted EBITDA	$427	$1,353
(a) The prior year was retroactively adjusted to reflect the reclassification of stock-based compensation expense.

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF PAST TWELVE MONTHS OF FREE AND INVESTABLE CASH FLOW
	2nd	3rd	4th	1st
	Quarter	Quarter	Quarter	Quarter	Total of the
(Dollars in millions)	2022	2022	2022	2023	Four Quarters
Net cash provided by operating activities	$905	$1,074	$755	$181	$2,915
Net cash used in investing activities	(250)	(463)	(614)	(738)	(2,065)
Free cash flow	655	611	141	(557)	850
Strategic capital expenditures	171	330	479	582	$1,562
Investable free cash flow	$826	$941	$620	$25	$2,412

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    We present adjusted net earnings, adjusted net earnings per diluted share, earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings, is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted net earnings and adjusted net earnings per diluted share are non-GAAP measures that exclude the effects of items that include: restructuring and other charges, stock-based compensation expense, VEBA asset surplus adjustment, tax impact of adjusted items and other charges, net (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the effects of certain Adjustment Items. We present adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations by excluding the effects of events that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance because management does not consider the Adjustment Items when evaluating the Company’s financial performance. Adjusted net earnings, adjusted net earnings per diluted share and adjusted EBITDA should not be considered a substitute for net earnings, earnings per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies.
We also present free cash flow, a non-GAAP measure of cash generated from operations after any investing activity and investable free cash flow, a non-GAAP measure of cash generated from operations, after any investing activity adjusted for strategic capital expenditures. We believe that free and investable cash flow provides further insight into the Company's overall utilization of cash. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for
U. S. Steel are attached.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
    This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “plan,” “goal,” “future,” “will,” “may,” and similar expressions or by using future dates in connection with any discussion of, among other things, the construction or operation of new or existing facilities or operating capabilities, the timing, size and form of share repurchase transactions, operating or financial performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, anticipated cost savings, potential capital and operational cash improvements, changes in the global economic environment, including supply and demand conditions, inflation, interest rates, supply chain disruptions and changes in prices for our products, international trade duties and other aspects of international trade policy, statements regarding our future strategies, products and innovations, statements regarding our greenhouse gas emissions reduction goals, statements regarding existing or new regulations and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of

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which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual report on Form 10-K for the year ended December 31, 2022 and those described from time to time in our future reports filed with the Securities and Exchange Commission.
References to “U. S. Steel,” “the Company,” “we,” “us,” and “our” refer to United States Steel Corporation and its consolidated subsidiaries, and references to “Big River Steel” refer to Big River Steel Holdings LLC and its direct and indirect subsidiaries unless otherwise indicated by the context.
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2023-014
Founded in 1901, United States Steel Corporation is a leading steel producer. With an unwavering focus on safety, the Company’s customer-centric Best for All® strategy is advancing a more secure, sustainable future for U. S. Steel and its stakeholders. With a renewed emphasis on innovation, U. S. Steel serves the automotive, construction, appliance, energy, containers, and packaging industries with high value-added steel products such as U. S. Steel’s proprietary XG3® advanced high-strength steel. The Company also maintains competitively advantaged iron ore production and has an annual raw steelmaking capability of 22.4 million net tons. U. S. Steel is headquartered in Pittsburgh, Pennsylvania, with world-class operations across the United States and in Central Europe. For more information, please visit www.ussteel.com.

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